UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 16, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  GENOMED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                     000-49720                 43-1916702
----------------------------      ------------------      ----------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


           9666 OLIVE BOULEVARD, SUITE 300, ST. LOUIS, MISSOURI 63131
           ----------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


                                 (314) 983-9933
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

     On May 16, 2005, we filed a Form 12b-25 reporting that our quarterly report on Form 10-Q for the quarter ended March 31, 2005 would not be filed by the subject report's due date. We also reported that because we have not completed our quarterly financial statements and have recently engaged a new accounting firm to serve as our auditor, we would be unable to file the subject report by the fifth calendar day following the prescribed due date. We intend to file the subject report as soon as possible thereafter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GENOMED, INC.

Date:  May 18, 2005                            By:  /s/ David Moskowitz
                                                    -------------------------
                                                    Dr. David Moskowitz
                                                    Chief Executive Officer